SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             SEALED AIR CORPORATION
                  --------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                      ------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. .
      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

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
                       [SEALED AIR CORPORATION LETTERHEAD]

         Sealed Air Corporation Investor Relations Telephone Line:  201-791-7600
                   EquiServe Shareholder Relations Telephone Line:  201-324-1225

                                                                   June 28, 1999

Dear Fellow Stockholders,

YOUR VOTES ARE NEEDED!

We have received the affirmative vote of approximately 77 percent of the combined voting power of the Sealed Air stock voting FOR repeal of the supermajority provisions in the Company's Charter (as discussed in our proxy statement). However, 80 percent of the outstanding voting power is required for passage so MORE TOTAL VOTES ARE STILL NEEDED.

Over 98 percent of the voting by your fellow Stockholders who have already sent in their proxies has been in favor of repeal of the supermajority provisions, but because shares representing over 20 percent of the voting power have not yet been voted on these issues, we have not reached our goal. We urge you to vote now. Don't let the lack of participation influence the Company's future -- cast your ballot!

WHY YOU SHOULD VOTE!

Voting FOR repeal of these provisions gives Stockholders greater ability to take action. If you were a Stockholder of Record on March 24, 1999 then YOU ARE ENTITLED TO VOTE, even if you no longer own the shares. In fact, absent special circumstances you would be the only one who could vote those shares. We encourage you to vote as it is a boost for Stockholders' rights. Regardless of the number of shares you hold, you may make the difference in this very close vote.

If you are the recipient of this mailing your vote has not yet been tallied per our most recent review, so we encourage you to SEND IN YOUR PROXY TODAY, or vote by telephone or via the Internet. For your convenience, you can also telefax your signed proxy to our corporate headquarters at 201- 703-4113.

TAKE ACTION!

We encourage you to vote FOR items 3, 4 and 5 on your proxy card or voting instruction form. Recapture your rights as a Stockholder to influence the Company's future! Voting should be completed as soon as possible. The Annual Meeting reconvenes promptly at 10:00 a.m. on July 16, 1999.

On behalf of your board of directors, we thank you for your continued support.

                                                 Sincerely,


                                                 /s/ T.J. Dermot Dunphy
                                                 T.J. Dermot Dunphy
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                          PLEASE VOTE YOUR PROXY TODAY
                             YOUR VOTE IS IMPORTANT!

                             SEALED AIR CORPORATION
                                  PARK 80 EAST
                      SADDLE BROOK, NEW JERSEY 07663-5291


                                                       June 28, 1999


                             Important Information
                                      for
                     Stockholders of Sealed Air Corporation


      For purposes of convenience and to avoid potential mis-counting of votes, we have not changed the proxy cards or voting instruction forms even though the 1999 Annual Meeting of Stockholders of Sealed Air Corporation has been adjourned for a second time.

     Kindly note the following:

     1. The Annual Meeting has been adjourned from June 18, 1999 to reconvene on July 16, 1999 at 10:00 a.m. local time in New Jersey, at the offices of the Company indicated above.

     2. The voting for Items 1 (Election of Class I Directors) and 2 (Ratification of the appointment of KPMG LLP as the independent auditors for the year ending December 31, 1999) on the proxy card and voting instruction form has already been completed.

     3. The voting that remains open is for Items 3, 4 and 5 on your proxy card or voting instruction form.

     4. Voting by telephone or via the Internet must be completed by Thursday, July 15, 1999 local time in New Jersey in order for your vote to be counted.






    For Stockholders outside of the United States, please see reverse side.

                       SEALED AIR CORPORATION STOCKHOLDERS
                       -----------------------------------

    Proxies or voting instruction forms may also be mailed or telefaxed to the addresses below!

Australia                              Germany
---------                              -------

Sealed Air Australia                   Cryovac Verpackungen GmbH
3 Burrows Road                         Erlengang 31
Alexandria, NSW 2015                   D-22844 Norderstedt
Australia                              Germany
Fax: (61) (2) 9550 1962                Fax: (49) 40 52601-281

Brazil                                 Italy
------                                 -----

Sealed Air Brasil Ltda.                Sealed Air S.p.A.
Rua Mergenthaler, 836                  Via per Ornaga
Vila Leopoldina                        20040 Bellusco
Sao Paolo-SP-Brasil                    Milano, Italy
CEP 05311-030                          Fax: (39) (039) 6835350
Fax: (55-11) 833 2963

England                                Mexico
-------                                ------

Sealed Air Limited                     Sealed Air De Mexico S.A. de C.V.
Telford Way                            Prolongacion Paseo de la Reforma No. 61
Kettering, Northants                   Torre Axis, piso 10
NN16 8UN England                       Delegacion Alvaro Obregon
Fax: (44) 1536 410576                  01210 Mexico, D.F. (Mexico City)
                                       Fax: (5) (25) 267 1434

France                                 New Zealand
------                                 -----------

Sealed Air S.A.                        Sealed Air (New Zealand)
ZA des Bethunes                        Packaging Products Division
3, Avenue de la Mare                   Dock 1, 24 Bancroft Crescent
95310 Saint - Ouen - L'Aumone          Glendene, Waitakere City
France                                 Auckland 8 New Zealand
Fax: (33) (1) 34 64 02 50              Fax: (64) (9) 818 0801